UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Focus Fund

Annual Report

March 31, 2016

Institutional Class (GFFIX)

Investor Class (GFFAX)

(UNAUDITED)

May 31, 2016

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) annual shareholder letter.  This letter covers the period from April 1, 2015 through March 31, 2016. Below, we have provided an update regarding the Focus Fund’s performance, a summary investment thesis behind two positions added during the period, and a list of the Focus Fund’s top ten equity holdings as of March 31, 2016.  We hope the overview and description of investment theses behind our recent purchases will illustrate the analysis we perform on positions purchased for the portfolio during this period.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund has underperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through March 31, 2016. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2016 are summarized below:

Performance Returns Through 03/31/2016
				Annualized Since
	2016 YTD	3 Months	1 Year	Inception
GFFIX (Institutional)	-0.98%	-0.98%	-23.23%	-2.73%
GFFAX (Investor)	-1.20%	-1.20%	-23.50%	-3.14%
Russell 2000 Index®	-1.52%	-1.52%	-9.76%	7.84%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

The Gator Focus Fund is a non-diversified fund. In general, a non-diversified mutual fund may invest a greater percentage of its assets in a particular security and may own fewer securities than diversified mutual funds. Accordingly, a non-diversified mutual fund is generally subject to the risk that a large loss in an individual security will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only, and is not meant to be indicative of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the period from April 1, 2015 through March 31, 2016 the Focus Fund had a total return of -23.23% (Institutional Class) / -23.50% (Investor Class) compared to the benchmark Russell 2000 Small Cap Index® which returned -9.76% during this period. Total return indicates the Focus Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Focus Fund had a few strong performing investments, such as Journal Media Group, Prestige Brands, and Cowen Group. Journal Media Group was acquired by Gannett.  Prestige Brands continue to outperform as its recent acquisitions of orphaned consumer products has driven their growth.  We were able to purchase Cowen at the depths of the market in January and February and benefitted as the stock rebounded in February and March.

However, we also had positions that did not perform well, such as EnLink Midstream, Fossil and HH Gregg.  Fund performance was generally hurt by the decline in energy prices and the related decline in energy equities.  We continue to own positions in several general partners of Master Limited Partnerships, such as EnLink Midstream, Teekay, OnEOK Partners, and Semgroup.  These positions were hurt by energy prices but have rebounded from the lows of early February.  Fossil declined as consumers have shunned watches in favor of using the clocks on their smartphones.  HH Gregg had a disappointing holiday season.

Recent/New Positions

This section reviews our investment thesis for two new positions we purchased in the fund between April 1, 2015 and March 31, 2016. These summaries are provided to help give you some insight into our stock selection process.

As a reminder, the discussion of individual securities should not be construed as a recommendation to buy or sell such securities.

Colony Capital, Inc.

Colony Capital, Inc. (Colony) is a REIT focused on commercial real estate.  In 2009, the company came public as Colony Financial and was a permanent capital vehicle managed by Colony Capital.  The company invested in distressed real estate debt and equity.  Over time, this opportunistic strategy led Colony to invest in a portfolio of industrial properties and another portfolio of single-family homes.  Colony also originates first and mezzanine mortgages for commercial properties.  The company is regarded as a sophisticated commercial real estate investor.

We became interested in Colony’s stock in 2015 after the company acquired its external investment manager.  The external investment manager advised a series of private equity real estate funds in addition to Colony Financial.  Colony Financial was renamed Colony Capital and the combined company has improved economics because the investment manager is an asset-light business that earns a high return on equity and does not require capital to grow.  The company can reinvest the earnings generated by this business back into the core real estate portfolio or increase dividends paid to shareholders.

The investment management business has the potential to grow.  With the balance sheet of the REIT, the investment management business can seed new funds which will accelerate growth.  We have seen evidence of this with the new launch of a global credit fund.  Colony’s investment management business at $9.9 billion in assets is large enough that it is at scale and small enough that it can grow at an attractive rate.

We believe there are a few catalysts on the horizon for Colony to drive its stock higher.  First, we believe Colony will sell or spin-off to shareholders its stake in Colony Starwood Homes in late 2016 or early 2017.  Next, we think Colony will recycle capital from other low yielding investments into higher return opportunities.  Another possibility is the company announcing a significant stock repurchase.  Lastly, we believe each earnings report is an opportunity for the company to show improved fund raising in its investment management business and/or improved results in its real estate portfolio.

A new potential catalyst for Colony shares appeared in early May.  Colony confirmed that it was in talks to acquire NorthStar Asset Management (NSAM).  NSAM is the external manager for NorthStar Realty (NRF).  NSAM also raises capital and manages several other non-public investment vehicles.  We’ll have to wait to see if Colony and NSAM are able to agree to a deal, but we think the potential combination is an interesting transformational opportunity for Colony.

Colony’s stock has underperformed over the last 10 months.  We believe this is due to several reasons: yield-oriented Mortgage REITs have underperformed, there has been volatility in the CMBS markets, and Colony’s largest investor may have had redemptions from their fund and may have had to sell down their stake in Colony.  At its recent price of $18, Colony’s stock trades near tangible book value, so we are getting their real estate private equity business for free along with a free option on a potential deal with NSAM.

Voya Financial

We’ve owned Voya Financial since its IPO in 2013 and believe it represents an extraordinary opportunity at current prices around $31.  Voya Financial is the old U.S. subsidiary of ING, the Dutch insurance company.  ING needed a bailout from the Dutch government during the financial crisis.  One of the conditions of the bailout was ING had to divest its US operations.  So, after renaming the subsidiary Voya, ING sold a stake through an IPO in 2013 and sold off the rest of its stake through a series of secondary offerings in 2013-2015.  ING no longer owns shares in Voya.

Voya has been undergoing a transformation for the last several years and management has already made significant progress.  Rod Martin joined Voya in 2012 from AIG.  At AIG, he ran the life insurance operation and helped to exit several lines of business to improve returns.  His mission at Voya has been similar, and he has made significant progress.  He has refocused Voya on higher return businesses.  He has raised return thresholds in capital intensive businesses.  He has also showed a commitment to returning capital to shareholders instead of expanding low return insurance businesses such as term life.

Management has focused on improving returns by reducing capital intensity and cutting costs.  At the company’s IPO, management set the goal of improving the company’s return on equity (ROE) from 8.3% in 2012 to 12% to 13% by 2016.  One of the main tools Voya’s management has used to improve returns is to change the company’s focus from top-line growth and market share ranking towards measuring risk-adjusted returns, growth in distributable earnings, and sales with above target returns.

Management was able to hit their 2016 ROE goal two years early by posting a 12.1% ROE in 2014.  At the company’s 2015 Analyst Meeting, management raised the bar by setting a 2018 ROE target of 13.5% to 14.5%.  To hit the 2018 ROE target, management has begun focusing on reducing costs by reducing the complexity of Voya’s operations.  We believe this improvement in ROE is important for driving the company’s stock price and valuation higher.

Voya’s valuation is very cheap.  If you look at the graph below, you can see Voya currently trades at just under 0.6x book value.  For the majority of the time since its IPO, Voya’s stock has traded 80% to 90% of book value.  Voya would have to increase 40% just to get back to this valuation range.  Voya has steadily increased its book value since coming public through retained earnings and repurchasing stock at a discount to book value.  The large step up in book value at the end of 2014 was due to reversing the valuation allowance for its deferred tax asset.  In the graph, we see that Voya’s stock price peaked last summer but its book value per share continues to grow.

VOYA Price-to-Book
60
50
40
30
20
10
0
1.8
1.5
1.2
0.9
0.6
0.3
0
4/26/2013
11/12/2013
5/31/2014
12/17/2014
7/5/2015
1/21/2016
VOYA Price (left axis)
VOYA Book Value (left axis)
VOYA Price-to-Book (right axis)

Source: Company reports, Bloomberg.

As mentioned, Voya management has had a strong commitment to returning capital to shareholders.  In less than 3 years since its IPO, Voya‘s management has repurchased 20% of the company’s shares.  For example in 2015, the company spent almost $1.5 billion to repurchase 12% of shares.  We expect the company to repurchase a similar dollar amount in 2016.  With the stock at its current discount to book value, we expect the repurchases this year to help drive book value higher.

We believe as Voya reports increasing returns on capital, continues to run-off of the closed block of variable annuity policies, and continues to repurchase shares that Voya’s stock price will approach its $58 book value.

Focus Fund’s Ten Largest Equity Positions:

Ambac Financial Group Inc.

BBX Capital Corporation

DineEquity, Inc.

CIFC Corp.

Real Industry Inc.

Penn National Gaming, Inc.

The Carlyle Group

RE/MAX Holdings, Inc.

TransUnion

Prestige Brands Holdings, Inc.

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Focus Fund

Mutual Shareholder Services

Derek Pilecki, Portfolio Manager

8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC

Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895

(855) 270-2678

Tampa, FL 33602

(813) 282-7870

GATOR FOCUS FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2016

	One Year	Since Inception *	Ending Value
Gator Focus Fund - Institutional Class	-23.23%	-2.73%	$ 92,180
Gator Focus Fund - Investor Class (**) (***)	-23.50%	-3.14%	$ 9,110
Russell 2000 Index	-9.76%	7.84%	$124,827

* Annualized

** Commencement of investment operations on April 29, 2013.

*** The minimum initial investment for the Investor Class shares is $5,000, so the ending dollar value is based on the growth of $10,000.

Cumulative Performance Comparison of $100,000 Investment

Gator Focus Fund - Institutional Class
Russell 2000 Index
$160,000
$155,000
$150,000
$145,000
$140,000
$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
Apr-13
Sep-13
Feb-14
Jul-14
Dec-14
May-15
Oct-15
Mar-16

This chart assumes an initial investment of $100,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Technology
2.33%
Basic Materials
1.92%
Communication Services
3.19%
Consumer Cyclical
18.88%
Energy
8.23%
Financial Services
34.51%
Healthcare
6.13%
Industrials
9.78%
Money Market
3.58%
Real Estate
11.45%

Sectors are based on Morningstar® classifications.

	Gator Focus Fund
	Schedule of Investments
	March 31, 2016

Shares		Value

COMMON STOCK - 93.56%

Cable & Other Pay Television Services - 3.18%
2,150	Liberty Global Plc. Class A *	$ 75,379

Capital Markets - 4.29%
14,308	CIFC Corp.	101,587

Deep Sea Foreign Transportation of Freight - 2.38%
6,500	Teekay Corp.	56,290

Hospital & Medical Service Plans - 2.74%
700	Wellcare Health Plans, Inc. *	64,925

Hotels & Motels - 3.81%
5,400	Penn National Gaming, Inc. *	90,126

Investment Advice - 12.00%
5,300	Carlyle Group L.P.	89,464
5,200	Janus Capital Group, Inc.	76,076
575	Virtus Investment Partners, Inc.	44,913
5,500	OM Asset Management Plc.	73,425
		283,878
Insurance - 8.07%
7,300	Ambac Financial Group, Inc. *	115,340
1,700	Primerica, Inc.	75,701
		191,041
Life Insurance - 3.02%
2,400	Voya Financial, Inc.	71,448

Metals & Mining - 1.92%
7,000	Suncoke Energy, Inc.	45,500

Natural Gas Transmission & Distribution - 5.82%
6,400	EnLink Midstream, LLC	72,000
2,200	ONEOK, Inc.	65,692
		137,692
Oil & Gas Field Services - 2.41%
2,542	SemGroup Corp. Class A	56,941

Operative Builders - 3.04%
2,150	CalAtlantic Group, Inc.	71,853

Pharmaceutical Preparations - 3.38%
1,500	Prestige Brands Holdings, Inc. *	80,085

Radio & TV Broadcasting & Communications Equipment - 2.32%
2,400	Arris Group, Inc. *	55,008

Real Estate Agents & Managers - 3.77%
2,600	Re/Max Holdings, Inc. Class A	89,180

Retail-Eating Places - 7.50%
1,600	Bob Evans Farms, Inc.	74,704
1,100	DineEquity, Inc.	102,773
		177,477
Retail-Internet & Catalog - 2.88%
2,600	FTD Companies, Inc. *	68,250

Retail-Radio TV & Consumer Electronic Stores - 1.65%
18,500	HHGregg, Inc. *	39,035

Savings Institution, Federally Chartered - 4.86%
7,200	BBX Capital Corp. Class A *	114,912

Security Brokers, Dealers & Flotation Companies - 4.64%
18,900	Cowen Group, Inc. Class A *	72,009
2,400	Oppenheimer Holdings, Inc. Class A	37,872
		109,881
Services - Consumer Credit Reporting & Collection Agencies - 3.50%
3,000	TransUnion *	82,830

Title Insurance - 2.48%
5,400	Fidelity National Financial, Inc. *	58,590

Wholesale-Electrical Apparatus & Equipment, Wiring Supplies - 3.90%
10,600	Real Industry, Inc. *	92,220

TOTAL FOR COMMON STOCK (Cost $2,496,049) - 93.56%		2,214,128

REAL ESTATE INVESTMENT TRUST - 2.84%
4,000	Colony Financial, Inc.	67,080
TOTAL FOR REAL ESTATE INVESTMENT TRUST(Cost $61,975) - 2.84%		67,080

MONEY MARKET FUND - 3.58%
84,662	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $84,662) **	84,662

TOTAL INVESTMENTS (Cost $2,642,686) - 99.98%		2,365,870

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.02%		568

NET ASSETS - 100.00%		$ 2,366,438

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2016.
The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in Securities, at Value (Cost $2,642,686)	$ 2,365,870
Receivables:
Dividends and Interest	7,497
Due from Advisor	8,023
Prepaid Expenses	2,545
Total Assets	2,383,935
Liabilities:
Payables:
Administrative Fees	500
Distribution (12b-1) Fees	1,848
Trustee Fees	400
Other Accrued Expenses	14,749
Total Liabilities	17,497
Net Assets	$ 2,366,438

Net Assets Consist of:
Paid In Capital	$ 3,632,847
Undistributed Net Investment Income	17,461
Accumulated Realized Loss on Investments	(1,007,054)
Unrealized Depreciation in Value of Investments	(276,816)
Net Assets	$ 2,366,438

Institutional Class Shares:
Net Assets	$ 2,049,626
Shares outstanding	224,857
Net asset value, offering price, and redemption price per share	$ 9.12
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($9.12 x 0.99) *	$ 9.03

Investor Class Shares:
Net Assets	$ 316,812
Shares outstanding	34,993
Net asset value, offering price, and redemption price per share	$ 9.05
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($9.95 x 0.99) *	$ 8.96

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.
The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statement of Operations
For the Year Ended March 31, 2016

Investment Income:
Dividends	$ 74,313
Interest	228
Total Investment Income	74,541

Expenses:
Advisory Fees	37,572
Administrative Fees	4,468
Transfer Agent & Accounting Fees	21,027
Distribution (12b-1) Fees - Investor Class	1,002
Chief Compliance Officer Fees	14,459
Registration Fees	4,706
Audit Fees	12,000
Miscellaneous Fees	4,079
Trustee Fees	3,500
Custodial Fees	5,902
Legal Fees	24,516
Printing and Mailing	798
Total Expenses	134,029
Fees Waived and Reimbursed by the Adviser	(76,949)
Net Expenses	57,080

Net Investment Income	17,461

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(727,155)
Net Change in Unrealized Depreciation on Investments	(238,603)
Net Realized and Unrealized Loss on Investments	(965,758)

Net Decrease in Net Assets Resulting from Operations	$ (948,297)

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statements of Changes in Net Assets

	Years Ended
	March 31, 2016	March 31, 2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 17,461	$ (11,935)
Net Realized Loss on Investments	(727,155)	(267,804)
Net Change in Unrealized Depreciation on Investments	(238,603)	(264,435)
Net Decrease in Net Assets Resulting from Operations	(948,297)	(544,174)

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	756,556	2,821,754
Investor Class	34,700	207,820
Cost of Shares Redeemed
Institutional Class	(2,672,970)	(760,339)
Investor Class	(78,281)	(104,220)
Early Redemption Fees	-	79
Net Increase (Decrease) from Shareholder Activity	(1,959,995)	2,165,094

Net Assets:
Net Increase (Decrease) in Net Assets	(2,908,292)	1,620,920
Beginning of Year	5,274,730	3,653,810
End of Year (Including Undistributed Net
Investment Income of $17,461 and $0, respectively)	$ 2,366,438	$ 5,274,730

Share Transactions:
Shares Sold
Institutional Class	92,847	218,156
Investor Class	2,910	16,638
Shares Redeemed
Institutional Class	(272,418)	(62,112)
Investor Class	(7,732)	(8,585)
Net Increase (Decrease) in Shares	(184,393)	164,097
Outstanding at Beginning of Year	444,243	280,146
Outstanding at End of Year	259,850	444,243

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	Years Ended		Period Ended	(a)
	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 11.88	$ 13.05	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.05	(0.03)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(2.81)	(1.14)	3.27
Total from Investment Operations	(2.76)	(1.17)	3.19

Distributions:
Realized Gain	-	-	(0.14)
Total Distributions	-	-	(0.14)

Net Asset Value, at End of Period	$ 9.12	$ 11.88	$ 13.05

Total Return **	(23.23)%	(8.97)%	31.90%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,050	$ 4,804	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	3.50%	3.12%	16.72%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.52)%	(1.84)%	(15.98)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%	(0.21)%	(0.75)%	(c)
Portfolio Turnover	52.19%	29.55%	84.54%	(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	Years Ended		Period Ended	(a)
	March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 11.83	$ 13.02	$ 10.04

Income From Investment Operations:
Net Investment Income (Loss) *	0.03	(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(2.81)	(1.13)	3.23
Total from Investment Operations	(2.78)	(1.19)	3.12

Distributions:
Realized Gain	-	-	(0.14)
Total Distributions	-	-	(0.14)

Net Asset Value, at End of Period	$ 9.05	$ 11.83	$ 13.02

Total Return **	(23.50)%	(9.14)%	31.07%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 317	$ 471	$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	3.99%	3.41%	7.42%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.95)%	(2.13)%	(6.75)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	1.74%	1.74%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30%	(0.46)%	(1.07)%	(c)
Portfolio Turnover	52.19%	29.55%	84.54%	(b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized is the Gator Focus Fund (the “Focus Fund”).  The series currently has two classes, the Institutional Class and the Investor Class.  The Fund is non-diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income; if any to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2014 and 2015 tax returns and expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2016, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, for each class of shares, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, for each class, is divided by the total number of shares outstanding, for each class, to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Focus Fund during the year ended March 31, 2016.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of March 31, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,214,128	$ -	$ -	$ 2,214,128
Real Estate Investment Trust	67,080	-	-	67,080
Money Market Fund	84,662	-	-	84,662
Total	$ 2,365,870	$ -	$ -	$ 2,365,870

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended March 31, 2016. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2016. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into Level 2 or Level 3 during the year ended March 31, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets.

For the year ended March 31, 2016, the Adviser earned $37,572 from the Focus Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $76,949 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2016, the Adviser owed the Focus Fund $8,023 for expenses under the Expense Limitation Agreement.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Focus Fund to ensure that total annual Fund operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2016, the expense waivers subject to recoupment were as follows:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$170,994 *

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2015	March 31, 2018	$84,380

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2016	March 31, 2019	$76,949

* This amount includes $36,462 from offering costs and $40,098 in organizational costs, which remain subject to recoupment by the Adviser.

5.  DISTRIBUTION (12B-1) PLAN

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Fund compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Class shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of each Fund’s Investor Class.

For the year ended March 31, 2016, the Focus Fund, Investor Class shares, incurred $1,002 in distribution fees.  At March 31, 2016, the Focus Fund owed $1,848 in distribution fees.

6.  INVESTMENTS

For the year ended March 31, 2016, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $1,904,158 and $3,636,755, respectively for the Focus Fund.

7.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at March 31, 2016, was $2,642,686. At March 31, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 235,737
Gross unrealized depreciation on investment securities	(512,553)
Net unrealized depreciation on investment securities	$(276,816)

As of March 31, 2016 the components of accumulated earnings on a tax basis were as follows:

Undistributed Net Investment Income

                             $       17,461

Capital and Other Losses

                                  (612,845)

Net unrealized depreciation

                                  (276,816)

Capital Losses Carried Forward

                   (394,209)

Total

              $(1,266,409)

For tax purposes, the current year post-October loss was $612,845 (realized during the period November 1, 2015 through March 31, 2016.  These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2016.

The Fund has $186,751 and $207,458 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Focus Fund did not pay any distributions for the year ended March 31, 2016.

The Focus Fund did not pay any distributions for the year ended March 31, 2015.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2016, the Pilecki Family owned approximately 38.06% of the Focus Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gator Series Trust

and the Shareholders of Gator Focus Fund

We have audited the accompanying statement of assets and liabilities of the Gator Focus Fund, a series of shares of beneficial interest in the Gator Series Trust, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period April 24, 2013 (commencement of operations) through March 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gator Focus Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period April 24, 2013 through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 7, 2016

GATOR FOCUS FUND

EXPENSE ILLUSTRATIONS

MARCH 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of the Gator Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Focus Fund - Institutional Class
Beginning Account Value		Ending Account Value	Expenses Paid During the Period*
October 1, 2015		March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$ 915.66	$7.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.52

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Gator Focus Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$ 913.22	$8.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.30	$8.77

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GATOR FOCUS FUND

TRUSTEES & OFFICERS

MARCH 31, 2016 (UNAUDITED)

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Fund, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 41	Trustee	Since Inception; Indefinite	Senior Integration Developer, The Talbots, Inc. (2014-present); Software Developer, Kforce Inc. (1999-2014).	One	None
Bevin E. Newton 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 45	Trustee	Since Inception; Indefinite	Executive Director, The Roswell United Methodist Church Foundation (2012-present); Choreographer and Ballet Teacher, Cartersville School of Ballet/Cartersville City Ballet (2004-2014).	One	None

Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 45	Trustee - Officer; President and Secretary	Trustee -Since Inception; Officer – Since February 2014; Indefinite	President and Chief Investment Officer for the Adviser (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	One	None
Officers
Erik Anderson 100 S. Ashley Dr., Suite 895 Tampa, Fl 33602 Age: 39	Treasurer	Since February 2014	Chief Financial Officer of Oakpoint Advisors (2016-present); Chief Financial Officer for the Adviser (2012-2015).	N/A	None
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 59	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Consulting, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FOCUS FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 10,000

FY 2015

$ 20,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2016

$ 0

$ 0

FY 2015

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2016

$ 2,000

$ 0

FY 2015

$ 4,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2016

$ 0

$ 0

FY 2015

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 2,000

FY 2015

$ 4,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 9, 2016

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: June 9, 2016